Banco Sud Americano                                  EXPORTER PROMISSORY NOTE
__________________                           Headquarters Morande 226 Santiago
   RUT.: 97.018.000-1                        Central Office       PAE 108510116
                                             Series J No. 023361

         I (We) owe and shall pay on JUNE 6, 1999, to the order of Banco Sud America in its SANTIAGO office, the amount of US$ 180,000.00 (ONE HUNDRED EIGHTY THOUSAND OO/100) Dollars of the United States of North America, plus interest, at the rate of:
                  RATE:    10.45% plus xxx points.
         When Prime Rate may be applied, this shall be the product of the average existing between this date and the date of the effective payment.
         In case of default or simple delay in the payment of the capital and/or its interest, or of part of such upon their expiration, the maximum interest allowed by law shall be returned in the same currency in which the capital must be paid. In the case of protest and from the date of same, the maximum conventional interest shall be returned in National Currency.
         However, the Banco Sud Americano is empowered to demand the complete fulfillment of this present promissory note and its interest, as if it were the expiration time, in the event of producing the return of the foreign currency for Exportation to which this credit belongs, prior to the expiration of this present instrument.
         This promissory note shall immediately become payable, should the signer fall into insolvency or cease payment of any obligation, whether to the Banco Sur Americano or any other legally constituted or natural person, without prejudice to the demandability which may result from the pertinent standards of the Bankruptcy Law. For all effects of this present promissory note, it is understood that the signer has fallen into insolvency upon ceasing payment of any obligation according to what is herein expressed; if he or one or more creditors solicit his bankruptcy or formulate propositions of extrajudicial or judicial agreement, whether through the route of attachment due to prejudicial or cautionary measures, retentions or prohibitions which are obtained for entering into acts of contracts regarding any of his goods, or in the naming of interventors, or whether any fact different from those mentioned should occur which also may place in evidence a noticeable insolvency.
         I (We) hold free and clear the holder of this Promissory Note from the obligation of protest. All taxes, notarial fees and other taxes which affect or may affect this promissory note as to its receipts, cancellations, etc., are for the exclusive charge of the debtor.
         All the obligations which emanate from this promissory note shall be espressly for him or the subscribers, its sureties, and others obliged for its payment, and shall be considered indivisible for the effects of articles No. 1,526, No. 4 and No. 1,528 of the Civil Code.
         I (We) authorize Banco Sud Americano so that under the sole signature of one or more of its Attorneys, the Bank may sign one or more renewals of this promissory note, setting in such case (in the form already stated) new rates of interest, as well as dates of expiration (due dates), all of which I (we) accept, as of that time, with reserve, and grant the bank for this, irrevocably, power to sign those renewals.
         In awareness of the fact that the rate of interest, which has been agreed upon in this promissory note, is based on the cost that the Bank, as financial intermediary, must in turn pay for the funds with which this placement is financed, the undersigned states and accepts that said rate may be increased in an equal amount or percentage, in view of the fact that eventually the basic cost may vary, whether on the occasion of taxes (excepting income taxes), reserve, technical reserve, or any other legal or reglamentary exigency, whether regarding its amount, or the form of calculating such exigencies, and that definitively may result in a greater cost of funds for the Bank.
         The payment of this obligation is of indivisible nature, its compliance demandable upon any of the debtor's heirs or successors.
         As of this date, I (we) authorize the charges which the Bank may make upon any of the ordinary accounts which I may have in its offices, in order to cover the costs of capital, interest, taxes, expenses, etc., which this obligation may generate.

         For all the effects of this promissory note I (We) constitute domicile in the city of SANTIAGO and submit to the jurisdiction of its courts.

                             SANTIAGO            08 OF MARCH OF 1999
SUBSCRIBER        TEPUAL S.A.                    TAX NUMBER R.U.T.  89,115,400-3
ADDRESS           GENERAL EKDHAL 159 RECOLETA
MAX RUTMAN SOUBOTNIK
Legal Representative                             Legal Representative
TAX NUMBER R.U.T. 4,335,394-2                    R.U.T.
SIGNATURE (illegible)                            SIGNATURE
--------------------------------------------------------------------------------


SURETY
------
I (We) hereby constitute in surety/sureties and codebter(s) jointly and severally, as of this date holding free and clear the holder of this promissory note of the obligation of protest and accepting hereinafter the extensions which may be agreed to, setting for all my (our) effects domicile in this city. The payment of the obligation which I (we) may contract as surety shall be in the nature of indivisibility, with the power to demand such payment from any of my
(our) successors._

                                    SANTIAGO               08 OF MARCH OF 1999
SURETY            MAX RUTMAN SOUBOTNIK                     SURETY
ADDRESS           AGUSTIN DEL CASTILLO 2581 VII            ADDRESS
MAX RUTMAN SOUBOTNIK
TAX NUMBER R.U.T. 4,335,394-2                              R.U.T.
SIGNATURE (illegible)                                      SIGNATURE
--------------------------------------------------------------------------------


IRREVOCABLE INSTRUCTION
-----------------------

By virtue of the stipulations of Article 11 of Law 18,092, I irrevocably instruct you to fill out Promissory Note Series No. ____ and sign for me (us), being able to incorporate all the mentions of Article 102 of Law 18,092, excepting those of Nos. 4 and 6, both already consigned, of that Article and execute immediately and without advance notice the promissory note that the client signs with this date, to the name of the Bank, as has been stated.

                                SANTIAGO          08 OF MARCH OF 1999
                                                  ------------------------------
                                                  NAME OF SUBSCRIBER (DEBTOR)
NAME/COMPANY NAME               TEPUAL, S.A.       TAX No. R.U.T.  89,115,400-3
Legal Representative:  MAX RUTMAN SOUBOTNIK       Legal Representative
TAX NUMBER R.U.T.      4,335,394-2                R.U.T.
SIGNATURE              (Illegible)                SIGNATURE
--------------------------------------------------------------------------------


STATEMENT
---------

I (We) hereby state that we know and accept the dispositions of Circular No. 31 of the Internal Tax Service published in the Diario Oficial of 11.07.92,regarding the fact that the Tax for Stamps and Seals must be paid when the export is not made. I (We) also promise, at the time for payment of the credit, to deliver to the Bank a sworn statement concerning the origin of said funds, so as to facilitate the pertinent revisions concerning the new standard.
                   SANTIAGO                  09 OF MARCH OF 1999
NAME/COMPANY NAME               TEPUAL, S.A.     TAX NUMBER R.U.R. 89,115,400-3
Legal Representative:  MAX RUTMAN SOUBOTNIK      Legal Representative
TAX NO. R.U.T.         4,335,394-2               R.U.T.
Signature              (illegible)               SIGNATURE
--------------------------------------------------------------------------------

NOTARIAL AUTHORIZATION
I hereby authorize signature(s) placed on this document on the date of issuance. In Santiago 08 of March, 1999. I (We) accept the commitment of this instrument.
                                                    BANCO SUD AMERICA

Banco Sud Americano                                    EXPORTER PROMISSORY NOTE
__________________                            Headquarters Morande 226 Santiago
   RUT.: 97.018.000-1                         Central Office        PAE 20859282
                                              Series J No. 026905

         I (We) owe and shall pay on OCTOBER 30 1997, to the order of Banco Sud America in its SANTIAGO office, the amount of US$ 40,000.00 (FORTY THOUSAND OO/100) Dollars of the United States of North America, plus interest, at the rate of:
                  RATE:    11.40% plus xxx points.
         When Prime Rate may be applied, this shall be the product of the average existing between this date and the date of the effective payment.
         In case of default or simple delay in the payment of the capital and/or its interest, or of part of such upon their expiration, the maximum interest allowed by law shall be returned in the same currency in which the capital must be paid. In the case of protest and from the date of same, the maximum conventional interest shall be returned in National Currency.
         However, the Banco Sud Americano is empowered to demand the complete fulfillment of this present promissory note and its interest, as if it were the expiration time, in the event of producing the return of the foreign currency for Exportation to which this credit belongs, prior to the expiration of this present instrument.
         This promissory note shall immediately become payable, should the signer fall into insolvency or cease payment of any obligation, whether to the Banco Sur Americano or any other legally constituted or natural person, without prejudice to the demandability which may result from the pertinent standards of the Bankruptcy Law. For all effects of this present promissory note, it is understood that the signer has fallen into insolvency upon ceasing payment of any obligation according to what is herein expressed; if he or one or more creditors solicit his bankruptcy or formulate propositions of extrajudicial or judicial agreement, whether through the route of attachment due to prejudicial or cautionary measures, retentions or prohibitions which are obtained for entering into acts of contracts regarding any of his goods, or in the naming of interventors, or whether any fact different from those mentioned should occur which also may place in evidence a noticeable insolvency.
         I (We) hold free and clear the holder of this Promissory Note from the obligation of protest. All taxes, notarial fees and other taxes which affect or may affect this promissory note as to its receipts, cancellations, etc., are for the exclusive charge of the debtor.
         All the obligations which emanate from this promissory note shall be espressly for him or the subscribers, its sureties, and others obliged for its payment, and shall be considered indivisible for the effects of articles No. 1,526, No. 4 and No. 1,528 of the Civil Code.
         I (We) authorize Banco Sud Americano so that under the sole signature of one or more of its Attorneys, the Bank may sign one or more renewals of this promissory note, setting in such case (in the form already stated) new rates of interest, as well as dates of expiration (due dates), all of which I (we) accept, as of that time, with reserve, and grant the bank for this, irrevocably, power to sign those renewals.
         In awareness of the fact that the rate of interest, which has been agreed upon in this promissory note, is based on the cost that the Bank, as financial intermediary, must in turn pay for the funds with which this placement is financed, the undersigned states and accepts that said rate may be increased in an equal amount or percentage, in view of the fact that eventually the basic cost may vary, whether on the occasion of taxes (excepting income taxes), reserve, technical reserve, or any other legal or reglamentary exigency, whether regarding its amount, or the form of calculating such exigencies, and that definitively may result in a greater cost of funds for the Bank.
         The payment of this obligation is of indivisible nature, its compliance demandable upon any of the debtor's heirs or successors.
         As of this date, I (we) authorize the charges which the Bank may make upon any of the ordinary accounts which I may have in its offices, in order to cover the costs of capital, interest, taxes, expenses, etc., which this obligation may generate.
        For all the effects of this promissory note I (We) constitute domicile in the city of SANTIAGO and submit to the jurisdiction of its courts.

                                    SANTIAGO     01 OF AUGUST OF 1997
SUBSCRIBER        TEPUAL S.A.                    TAX NUMBER R.U.T.  89,115,400-3
ADDRESS           GENERAL EKDHAL 159 RECOLETA    SURETY
MAX RUTMAN SOUBOTNIK
Legal Representative                             Legal Representative
TAX NUMBER R.U.T. 4,335,394-2                    R.U.T.
SIGNATURE (illegible)                            SIGNATURE
--------------------------------------------------------------------------------


SURETY
------
I (We) hereby constitute in surety/sureties and codebter(s) jointly and severally, as of this date holding free and clear the holder of this promissory note of the obligation of protest and accepting hereinafter the extensions which may be agreed to, setting for all my (our) effects domicile in this city. The payment of the obligation which I (we) may contract as surety shall be in the nature of indivisibility, with the power to demand such payment from any of my
(our) successors._

                                    SANTIAGO               01 OF AUGUST OF 1997
SURETY            MAX RUTMAN SOUBOTNIK                     SURETY
ADDRESS           AGUSTIN DEL CASTILLO 2581 VII            ADDRESS
MAX RUTMAN SOUBOTNIK
TAX NUMBER R.U.T. 4,335,394-2                              R.U.T.
SIGNATURE (illegible)                                      SIGNATURE
--------------------------------------------------------------------------------


IRREVOCABLE INSTRUCTION
-----------------------

By virtue of the stipulations of Article 11 of Law 18,092, I irrevocably instruct you to fill out Promissory Note Series No. ____ and sign for me (us), being able to incorporate all the mentions of Article 102 of Law 18,092, excepting those of Nos. 4 and 6, both already consigned, of that Article and execute immediately and without advance notice the promissory note that the client signs with this date, to the name of the Bank, as has been stated.
                                SANTIAGO           01 OF AUGUST OF 1997
                                                   -----------------------------
                                                   NAME OF SUBSCRIBER (DEBTOR)
NAME/COMPANY NAME               TEPUAL, S.A.       TAX No. R.U.T.  89,115,400-3
Legal Representative:  MAX RUTMAN SOUBOTNIK        Legal Representative
TAX NUMBER R.U.T.      4,335,394-2                 R.U.T.
SIGNATURE              (Illegible)                 SIGNATURE
--------------------------------------------------------------------------------


STATEMENT
---------

I (We) hereby state that we know and accept the dispositions of Circular No. 31 of the Internal Tax Service published in the Diario Oficial of 11.07.92,regarding the fact that the Tax for Stamps and Seals must be paid when the export is not made. I (We) also promise, at the time for payment of the credit, to deliver to the Bank a sworn statement concerning the origin of said funds, so as to facilitate the pertinent revisions concerning the new standard.
                  SANTIAGO                  01 OF AUGUST OF 1997
NAME/COMPANY NAME                TEPUAL, S.A.     TAX NUMBER R.U.R. 89,115,400-3
Legal Representative:   MAX RUTMAN SOUBOTNIK      Legal Representative
TAX NO. R.U.T.          4,335,394-2               R.U.T.
Signature               (illegible)               SIGNATURE
--------------------------------------------------------------------------------

NOTARIAL AUTHORIZATION (Seal) JAIME MORANDE ORREGO, Notary Public I hereby authorize signature(s) placed on this document on the date of issuance. In Santiago 01 of August, 1997. I (We) accept the commitment of this instrument.
                                                          BANCO SUD AMERICA

Banco Sud Americano                                  EXPORTER PROMISSORY NOTE
__________________                          Headquarters Morande 226 Santiago
   RUT.: 97.018.000-1                       Central Office         PAE 20859255
                                            Series J No. 026904

         I (We) owe and shall pay on OCTOBER 13 1997, to the order of Banco Sud America in its SANTIAGO office, the amount of US$ 260,000.00 (TWO HUNDRED SIXTY THOUSAND OO/100) Dollars of the United States of North America, plus interest, at the rate of:
                  RATE:    PRIME  plus 2.70 points.
         When Prime Rate may be applied, this shall be the product of the average existing between this date and the date of the effective payment.
         In case of default or simple delay in the payment of the capital and/or its interest, or of part of such upon their expiration, the maximum interest allowed by law shall be returned in the same currency in which the capital must be paid. In the case of protest and from the date of same, the maximum conventional interest shall be returned in National Currency.
         However, the Banco Sud Americano is empowered to demand the complete fulfillment of this present promissory note and its interest, as if it were the expiration time, in the event of producing the return of the foreign currency for Exportation to which this credit belongs, prior to the expiration of this present instrument.
         This promissory note shall immediately become payable, should the signer fall into insolvency or cease payment of any obligation, whether to the Banco Sur Americano or any other legally constituted or natural person, without prejudice to the demandability which may result from the pertinent standards of the Bankruptcy Law. For all effects of this present promissory note, it is understood that the signer has fallen into insolvency upon ceasing payment of any obligation according to what is herein expressed; if he or one or more creditors solicit his bankruptcy or formulate propositions of extrajudicial or judicial agreement, whether through the route of attachment due to prejudicial or cautionary measures, retentions or prohibitions which are obtained for entering into acts of contracts regarding any of his goods, or in the naming of interventors, or whether any fact different from those mentioned should occur which also may place in evidence a noticeable insolvency.
         I (We) hold free and clear the holder of this Promissory Note from the obligation of protest. All taxes, notarial fees and other taxes which affect or may affect this promissory note as to its receipts, cancellations, etc., are for the exclusive charge of the debtor.
         All the obligations which emanate from this promissory note shall be espressly for him or the subscribers, its sureties, and others obliged for its payment, and shall be considered indivisible for the effects of articles No. 1,526, No. 4 and No. 1,528 of the Civil Code.
         I (We) authorize Banco Sud Americano so that under the sole signature of one or more of its Attorneys, the Bank may sign one or more renewals of this promissory note, setting in such case (in the form already stated) new rates of interest, as well as dates of expiration (due dates), all of which I (we) accept, as of that time, with reserve, and grant the bank for this, irrevocably, power to sign those renewals.
         In awareness of the fact that the rate of interest, which has been agreed upon in this promissory note, is based on the cost that the Bank, as financial intermediary, must in turn pay for the funds with which this placement is financed, the undersigned states and accepts that said rate may be increased in an equal amount or percentage, in view of the fact that eventually the basic cost may vary, whether on the occasion of taxes (excepting income taxes), reserve, technical reserve, or any other legal or reglamentary exigency, whether regarding its amount, or the form of calculating such exigencies, and that definitively may result in a greater cost of funds for the Bank.
         The payment of this obligation is of indivisible nature, its compliance demandable upon any of the debtor's heirs or successors.
         As of this date, I (we) authorize the charges which the Bank may make upon any of the ordinary accounts which I may have in its offices, in order to cover the costs of capital, interest, taxes, expenses, etc., which this obligation may generate.
         For all the effects of this promissory note I (We) constitute domicile in the city of SANTIAGO and submit to the jurisdiction of its courts.

                                    SANTIAGO     15 OF JULY OF 1997
SUBSCRIBER        TEPUAL S.A.                    TAX NUMBER R.U.T.  89,115,400-3
ADDRESS           GENERAL EKDHAL 159 RECOLETA
MAX RUTMAN SOUBOTNIK
Legal Representative                             Legal Representative
TAX NUMBER R.U.T. 4,335,394-2                    R.U.T.
SIGNATURE (illegible)                            SIGNATURE
--------------------------------------------------------------------------------


SURETY
I (We) hereby constitute in surety/sureties and codebter(s) jointly and severally, as of this date holding free and clear the holder of this promissory note of the obligation of protest and accepting hereinafter the extensions which may be agreed to, setting for all my (our) effects domicile in this city. The payment of the obligation which I (we) may contract as surety shall be in the nature of indivisibility, with the power to demand such payment from any of my
(our) successors._

                                    SANTIAGO                  15 OF JULY OF 1997
SURETY            MAX RUTMAN SOUBOTNIK
ADDRESS           AGUSTIN DEL CASTILLO 2581 VII               ADDRESS
MAX RUTMAN SOUBOTNIK
TAX NUMBER R.U.T. 4,335,394-2                                 R.U.T.
SIGNATURE (illegible)                                         SIGNATURE
--------------------------------------------------------------------------------


IRREVOCABLE INSTRUCTION

By virtue of the stipulations of Article 11 of Law 18,092, I irrevocably instruct you to fill out Promissory Note Series No. ____ and sign for me (us), being able to incorporate all the mentions of Article 102 of Law 18,092, excepting those of Nos. 4 and 6, both already consigned, of that Article and execute immediately and without advance notice the promissory note that the client signs with this date, to the name of the Bank, as has been stated.
                                SANTIAGO          15 OF JULY OF 1997
                                                  ------------------------------
                                                  NAME OF SUBSCRIBER (DEBTOR)
NAME/COMPANY NAME               TEPUAL, S.A.      TAX No. R.U.T.  89,115,400-3
Legal Representative:  MAX RUTMAN SOUBOTNIK       Legal Representative
TAX NUMBER R.U.T.      4,335,394-2                R.U.T.
SIGNATURE              (Illegible)                SIGNATURE
--------------------------------------------------------------------------------


STATEMENT

I (We) hereby state that we know and accept the dispositions of Circular No. 31 of the Internal Tax Service published in the Diario Oficial of 11.07.92,regarding the fact that the Tax for Stamps and Seals must be paid when the export is not made. I (We) also promise, at the time for payment of the credit, to deliver to the Bank a sworn statement concerning the origin of said funds, so as to facilitate the pertinent revisions concerning the new standard.
                  SANTIAGO                  15 OF JULY OF 1997
NAME/COMPANY NAME                TEPUAL, S.A.    TAX NUMBER R.U.R. 89,115,400-3
Legal Representative:   MAX RUTMAN SOUBOTNIK     Legal Representative
TAX NO. R.U.T.          4,335,394-2              R.U.T.
Signature               (illegible)              SIGNATURE
--------------------------------------------------------------------------------

NOTARIAL AUTHORIZATION (Seal) JAIME MORANDE ORREGO, Notary Public I hereby authorize signature(s) placed on this document on the date of issuance. In Santiago 15 of JULY, 1997. I (We) accept the commitment of this instrument.
                                                       BANCO SUD AMERICA

Banco Sud Americano                                EXPORTER PROMISSORY NOTE
__________________                        Headquarters Morande 226 Santiago
   RUT.: 97.018.000-1                     Central Office           PAE 20859947
                                          Series J No. 023360

         I (We) owe and shall pay on JANUARY 24, 1999, to the order of Banco Sud America in its SANTIAGO office, the amount of US$ 265,000.00 (TWO HUNDRED SIXTY-FIVE THOUSAND OO/100) Dollars of the United States of North America, plus interest, at the rate of:
                  RATE:    10.45 plus xxxxxx points.
         When Prime Rate may be applied, this shall be the product of the average existing between this date and the date of the effective payment.
         In case of default or simple delay in the payment of the capital and/or its interest, or of part of such upon their expiration, the maximum interest allowed by law shall be returned in the same currency in which the capital must be paid. In the case of protest and from the date of same, the maximum conventional interest shall be returned in National Currency.
         However, the Banco Sud Americano is empowered to demand the complete fulfillment of this present promissory note and its interest, as if it were the expiration time, in the event of producing the return of the foreign currency for Exportation to which this credit belongs, prior to the expiration of this present instrument.
         This promissory note shall immediately become payable, should the signer fall into insolvency or cease payment of any obligation, whether to the Banco Sur Americano or any other legally constituted or natural person, without prejudice to the demandability which may result from the pertinent standards of the Bankruptcy Law. For all effects of this present promissory note, it is understood that the signer has fallen into insolvency upon ceasing payment of any obligation according to what is herein expressed; if he or one or more creditors solicit his bankruptcy or formulate propositions of extrajudicial or judicial agreement, whether through the route of attachment due to prejudicial or cautionary measures, retentions or prohibitions which are obtained for entering into acts of contracts regarding any of his goods, or in the naming of interventors, or whether any fact different from those mentioned should occur which also may place in evidence a noticeable insolvency.
         I (We) hold free and clear the holder of this Promissory Note from the obligation of protest. All taxes, notarial fees and other taxes which affect or may affect this promissory note as to its receipts, cancellations, etc., are for the exclusive charge of the debtor.
         All the obligations which emanate from this promissory note shall be espressly for him or the subscribers, its sureties, and others obliged for its payment, and shall be considered indivisible for the effects of articles No. 1,526, No. 4 and No. 1,528 of the Civil Code.
         I (We) authorize Banco Sud Americano so that under the sole signature of one or more of its Attorneys, the Bank may sign one or more renewals of this promissory note, setting in such case (in the form already stated) new rates of interest, as well as dates of expiration (due dates), all of which I (we) accept, as of that time, with reserve, and grant the bank for this, irrevocably, power to sign those renewals.
         In awareness of the fact that the rate of interest, which has been agreed upon in this promissory note, is based on the cost that the Bank, as financial intermediary, must in turn pay for the funds with which this placement is financed, the undersigned states and accepts that said rate may be increased in an equal amount or percentage, in view of the fact that eventually the basic cost may vary, whether on the occasion of taxes (excepting income taxes), reserve, technical reserve, or any other legal or reglamentary exigency, whether regarding its amount, or the form of calculating such exigencies, and that definitively may result in a greater cost of funds for the Bank.
         The payment of this obligation is of indivisible nature, its compliance demandable upon any of the debtor's heirs or successors.
         As of this date, I (we) authorize the charges which the Bank may make upon any of the ordinary accounts which I may have in its offices, in order to cover the costs of capital, interest, taxes, expenses, etc., which this obligation may generate.
         For all the effects of this promissory note I (We) constitute domicile in the city of SANTIAGO and submit to the jurisdiction of its courts.

                                    SANTIAGO    25 OF NOVEMBER OF 1998
SUBSCRIBER        TEPUAL S.A.                   TAX NUMBER R.U.T.  89,115,400-3
ADDRESS           GENERAL EKDHAL 159 RECOLETA
MAX RUTMAN SOUBOTNIK
Legal Representative                            Legal Representative
TAX NUMBER R.U.T. 4,335,394-2                   R.U.T.
SIGNATURE (illegible)                           SIGNATURE
--------------------------------------------------------------------------------


SURETY
------
I (We) hereby constitute in surety/sureties and codebter(s) jointly and severally, as of this date holding free and clear the holder of this promissory note of the obligation of protest and accepting hereinafter the extensions which may be agreed to, setting for all my (our) effects domicile in this city. The payment of the obligation which I (we) may contract as surety shall be in the nature of indivisibility, with the power to demand such payment from any of my
(our) successors.

                                    SANTIAGO           25 OF NOVEMBER OF 1998
SURETY            MAX RUTMAN SOUBOTNIK                 SURETY
ADDRESS           AGUSTIN DEL CASTILLO 2581 VII        ADDRESS
MAX RUTMAN SOUBOTNIK
TAX NUMBER R.U.T. 4,335,394-2                          R.U.T.
SIGNATURE (illegible)                                  SIGNATURE
--------------------------------------------------------------------------------


IRREVOCABLE INSTRUCTION

By virtue of the stipulations of Article 11 of Law 18,092, I irrevocably instruct you to fill out Promissory Note Series No. ____ and sign for me (us), being able to incorporate all the mentions of Article 102 of Law 18,092, excepting those of Nos. 4 and 6, both already consigned, of that Article and execute immediately and without advance notice the promissory note that the client signs with this date, to the name of the Bank, as has been stated.
                                SANTIAGO       25 OF NOVEMBER OF 1998
                                               ------------------------------
                                               NAME OF SUBSCRIBER (DEBTOR)
NAME/COMPANY NAME               TEPUAL, S.A.   TAX No. R.U.T.  89,115,400-3
Legal Representative:  MAX RUTMAN SOUBOTNIK    Legal Representative
TAX NUMBER R.U.T.      4,335,394-2             R.U.T.
SIGNATURE              (Illegible)             SIGNATURE
--------------------------------------------------------------------------------


STATEMENT
---------

I (We) hereby state that we know and accept the dispositions of Circular No. 31 of the Internal Tax Service published in the Diario Oficial of 11.07.92,regarding the fact that the Tax for Stamps and Seals must be paid when the export is not made. I (We) also promise, at the time for payment of the credit, to deliver to the Bank a sworn statement concerning the origin of said funds, so as to facilitate the pertinent revisions concerning the new standard.
                  SANTIAGO                  25 OF NOVEMBER OF 1997
NAME/COMPANY NAME                TEPUAL, S.A.     TAX NUMBER R.U.R. 89,115,400-3
Legal Representative:   MAX RUtMAN SOUBOTNIK      Legal Representative
TAX NO. R.U.T.          4,335,394-2               R.U.T.
Signature               (illegible)               SIGNATURE
--------------------------------------------------------------------------------

NOTARIAL AUTHORIZATION (Seal) JAIME MORANDE ORREGO, Notary Public I hereby authorize signature(s) placed on this document on the date of issuance. In Santiago 25 of NOVEMBER, 1998. I (We) accept the commitment of this instrument.
                                                     BANCO SUD AMERICA

Banco Sud Americano                                EXPORTER PROMISSORY NOTE
__________________                        Headquarters Morande 226 Santiago
   RUT.: 97.018.000-1                     Central Office         PAE 20859282
                                          Series J No. 026905

         I (We) owe and shall pay on OCTOBER 30 1997, to the order of Banco Sud America in its SANTIAGO office, the amount of US$ 40,000.00 (FORTY THOUSAND OO/100) Dollars of the United States of North America, plus interest, at the rate of:
                  RATE:    11.40 plus xxx points.
         When Prime Rate may be applied, this shall be the product of the average existing between this date and the date of the effective payment.
         In case of default or simple delay in the payment of the capital and/or its interest, or of part of such upon their expiration, the maximum interest allowed by law shall be returned in the same currency in which the capital must be paid. In the case of protest and from the date of same, the maximum conventional interest shall be returned in National Currency.
         However, the Banco Sud Americano is empowered to demand the complete fulfillment of this present promissory note and its interest, as if it were the expiration time, in the event of producing the return of the foreign currency for Exportation to which this credit belongs, prior to the expiration of this present instrument.
         This promissory note shall immediately become payable, should the signer fall into insolvency or cease payment of any obligation, whether to the Banco Sur Americano or any other legally constituted or natural person, without prejudice to the demandability which may result from the pertinent standards of the Bankruptcy Law. For all effects of this present promissory note, it is understood that the signer has fallen into insolvency upon ceasing payment of any obligation according to what is herein expressed; if he or one or more creditors solicit his bankruptcy or formulate propositions of extrajudicial or judicial agreement, whether through the route of attachment due to prejudicial or cautionary measures, retentions or prohibitions which are obtained for entering into acts of contracts regarding any of his goods, or in the naming of interventors, or whether any fact different from those mentioned should occur which also may place in evidence a noticeable insolvency.
         I (We) hold free and clear the holder of this Promissory Note from the obligation of protest. All taxes, notarial fees and other taxes which affect or may affect this promissory note as to its receipts, cancellations, etc., are for the exclusive charge of the debtor.
         All the obligations which emanate from this promissory note shall be espressly for him or the subscribers, its sureties, and others obliged for its payment, and shall be considered indivisible for the effects of articles No. 1,526, No. 4 and No. 1,528 of the Civil Code.
         I (We) authorize Banco Sud Americano so that under the sole signature of one or more of its Attorneys, the Bank may sign one or more renewals of this promissory note, setting in such case (in the form already stated) new rates of interest, as well as dates of expiration (due dates), all of which I (we) accept, as of that time, with reserve, and grant the bank for this, irrevocably, power to sign those renewals.
         In awareness of the fact that the rate of interest, which has been agreed upon in this promissory note, is based on the cost that the Bank, as financial intermediary, must in turn pay for the funds with which this placement is financed, the undersigned states and accepts that said rate may be increased in an equal amount or percentage, in view of the fact that eventually the basic cost may vary, whether on the occasion of taxes (excepting income taxes), reserve, technical reserve, or any other legal or reglamentary exigency, whether regarding its amount, or the form of calculating such exigencies, and that definitively may result in a greater cost of funds for the Bank.
         The payment of this obligation is of indivisible nature, its compliance demandable upon any of the debtor's heirs or successors.
         As of this date, I (we) authorize the charges which the Bank may make upon any of the ordinary accounts which I may have in its offices, in order to cover the costs of capital, interest, taxes, expenses, etc., which this obligation may generate.
         For all the effects of this promissory note I (We) constitute domicile in the city of SANTIAGO and submit to the jurisdiction of its courts.

                                    SANTIAGO    01 OF AUGUST OF 1997
SUBSCRIBER        TEPUAL S.A.                   TAX NUMBER R.U.T.  89,115,400-3
ADDRESS           GENERAL EKDHAL 159 RECOLETA   SURETY
MAX RUTMAN SOUBOTNIK
Legal Representative                            Legal Representative
TAX NUMBER R.U.T. 4,335,394-2                   R.U.T.
SIGNATURE (illegible)                           SIGNATURE
--------------------------------------------------------------------------------


SURETY
------
I (We) hereby constitute in surety/sureties and codebter(s) jointly and severally, as of this date holding free and clear the holder of this promissory note of the obligation of protest and accepting hereinafter the extensions which may be agreed to, setting for all my (our) effects domicile in this city. The payment of the obligation which I (we) may contract as surety shall be in the nature of indivisibility, with the power to demand such payment from any of my
(our) successors._

                                    SANTIAGO             01 OF AUGUST OF 1997
SURETY            MAX RUTMAN SOUBOTNIK                   SURETY
ADDRESS           AGUSTIN DEL CASTILLO 2581 VII          ADDRESS
MAX RUTMAN SOUBOTNIK
TAX NUMBER R.U.T. 4,335,394-2                            R.U.T.
SIGNATURE (illegible)                                    SIGNATURE
--------------------------------------------------------------------------------


IRREVOCABLE INSTRUCTION

By virtue of the stipulations of Article 11 of Law 18,092, I irrevocably instruct you to fill out Promissory Note Series No. ____ and sign for me (us), being able to incorporate all the mentions of Article 102 of Law 18,092, excepting those of Nos. 4 and 6, both already consigned, of that Article and execute immediately and without advance notice the promissory note that the client signs with this date, to the name of the Bank, as has been stated.
                                SANTIAGO        01 OF AUGUST OF 1997
                                                ------------------------------
                                                NAME OF SUBSCRIBER (DEBTOR)
NAME/COMPANY NAME               TEPUAL, S.A.    TAX No. R.U.T.  89,115,400-3
Legal Representative:  MAX RUTMAN SOUBOTNIK     Legal Representative
TAX NUMBER R.U.T.      4,335,394-2              R.U.T.
SIGNATURE              (Illegible)              SIGNATURE
--------------------------------------------------------------------------------


STATEMENT
---------

I (We) hereby state that we know and accept the dispositions of Circular No. 31 of the Internal Tax Service published in the Diario Oficial of 11.07.92,regarding the fact that the Tax for Stamps and Seals must be paid when the export is not made. I (We) also promise, at the time for payment of the credit, to deliver to the Bank a sworn statement concerning the origin of said funds, so as to facilitate the pertinent revisions concerning the new standard.
                  SANTIAGO                  01 OF AUGUST OF 1997
NAME/COMPANY NAME                TEPUAL, S.A.     TAX NUMBER R.U.R. 89,115,400-3
Legal Representative:   MAX RUtMAN SOUBOTNIK      Legal Representative
TAX NO. R.U.T.          4,335,394-2               R.U.T.
Signature               (illegible)               SIGNATURE
--------------------------------------------------------------------------------

NOTARIAL AUTHORIZATION (Seal) JAIME MORANDE ORREGO, Notary Public I hereby authorize signature(s) placed on this document on the date of issuance. In Santiago 01 of August, 1997. I (We) accept the commitment of this instrument.
                                                            BANCO SUD AMERICA

                                    (Handwritten note)   RUT 89.115.400-3

B A N C O
Sud Americano                      RENEWAL NOTE FOR PROMISSORY NOTE
                                   Headquarters Morande 226, Santiago Office
                                   (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859282 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on AUGUST 1, 1997 for the amount of USD 40,000.00 and signed before Notary with the date AUGUST 1, 1997 by TEPUAL S.A.

(handwritten) Max Rutman Soubotnick                 (signed) M. Rutman
RUT 4,335,394-2                                     SIGNATURE OF SIGNATORY
                                                    for TEPUAL S.A.

SANTIAGO, 22 FEBRUARY 1999

Promissory note for credit operation No.             20859282
re-subscribed                                        MAY 23, 1999
for the amount of                                    USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$40,000.00
RATE OF INTEREST                                     10.45%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
                                                     for TEPUAL S.A.

SANTIAGO, FEBRUARY 22, 1999
                                                     __________________
                                                              NOTARY

B A N C O
Sud Americano                        RENEWAL NOTE FOR PROMISSORY NOTE
                                     Headquarters Morande 226, Santiago Office
                                     (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859282 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on AUGUST 1, 1997 for the amount of USD 40,000.00 and signed before Notary with the date AUGUST 1, 1997 by TEPUAL S.A.

(handwritten) Max Rutman Soubotnick                  (signed) M. Rutman
RUT 4,335,394-2                                      SIGNATURE OF SIGNATORY

(Handwritten: Max Rutman Suobotnik)
SANTIAGO, 24 NOVEMBER 1998

Promissory note for credit operation No.             20859282
re-subscribed                                        FEBRUARY 22, 1999
for the amount of                                    USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$40,000.00
RATE OF INTEREST                                     10.45%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
                                                     for TEPUAL S.A.

SANTIAGO, FEBRUARY 22, 1999
                                                     __________________
                                                           NOTARY
                                            (Stamped Seal: Jaime Morande Orrego)
                                            I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                      RENEWAL NOTE FOR PROMISSORY NOTE
                                   Headquarters Morande 226, Santiago Office
                                   (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859282 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on AUGUST 1, 1997 for the amount of USD 40,000.00 and signed before Notary with the date AUGUST 1, 1997 by TEPUAL S.A.

(handwritten) Max Rutman Soubotnick                  (signed) M. Rutman
RUT 4,335,394-2                                      SIGNATURE OF SIGNATORY
                                                     for TEPUAL S.A.

SANTIAGO, 26 OCTOBER 1998

Promissory note for credit operation No.             20859282
re-subscribed                                        NOVEMBER 24,, 1998
for the amount of                                    USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$40,000.00
RATE OF INTEREST                                     10.43%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
                                                     for TEPUAL S.A.


                                                     __________________
                                                              NOTARY
SANTIAGO, FEBRUARY 22, 1999
                                            (Stamped Seal: Jaime Morande Orrego)
                                            I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                         RENEWAL NOTE FOR PROMISSORY NOTE
                                      Headquarters Morande 226, Santiago Office
                                      (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859282 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on AUGUST 1, 1997 for the amount of USD 40,000.00 and signed before Notary with the date AUGUST 1, 1997 by TEPUAL S.A.

(handwritten) Max Rutman Subotnick                   (signed) M. Rutman
RUT 4,335,394-2                                      SIGNATURE OF SIGNATORY
                                                     for TEPUAL S.A.

SANTIAGO, 27 JULY 1998

Promissory note for credit operation No.             20859282
re-subscribed                                        OCTOBER 25, 1998
for the amount of                                    USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$40,000.00
RATE OF INTEREST                                     10.80%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
                                                     for TEPUAL S.A.

SANTIAGO, JULY 21, 1998
                                                     __________________
                                                              NOTARY

B A N C O
Sud Americano                       RENEWAL NOTE FOR PROMISSORY NOTE
                                    Headquarters Morande 226, Santiago Office

It is hereby attested that the Promissory note for the credit operation No. 20859282 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on AUGUST 1, 1997 for the amount of USD 40,000.00 and signed before Notary with the date AUGUST 1, 1997 by TEPUAL S.A.

                                                      (signature illegible)
                                                      SIGNATURE OF SIGNATORY
                                                      JORGE BULNES ROSALES
                                                      Asst. Mgr. Special Credits

SANTIAGO, 28 APRIL1998

Promissory note for credit operation No.              20859282
re-subscribed                                         JULY 27, 1998
for the amount of                                     USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                               US$40,000.00
RATE OF INTEREST                                      10.84%
INTEREST
                                                      (Signature illegible)
                                                      Signature of Signatory
                                                      JORGE BULNES ROSALES
                                                      Asst. Mgr. Special Credits
SANTIAGO, APRIL 28, 1999
                                                      (Signature illegible)
                                                      ---------------------
                                                               NOTARY
                                            (Stamped Seal: Jaime Morande Orrego)
                                            I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                          RENEWAL NOTE FOR PROMISSORY NOTE
                                       Headquarters Morande 226, Santiago Office


It is hereby attested that the Promissory note for the credit operation No. 20859282 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on AUGUST 1, 1997 for the amount of USD 40,000.00 and signed before Notary with the date AUGUST 1, 1997 by TEPUAL S.A.

                                                 (signed) M. Rutman
                                                 SIGNATURE OF SIGNATORY
                                                 for TEPUAL S.A.

SANTIAGO, 28 JANUARY                 1998       (Stamped) PABLO PORTALES DONOSO
                                                Asst Mgr. Commercial Accts.
Promissory note for credit operation No.        20859282
re-subscribed                                   MAY 28, 1998
for the amount of                               USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                         US$40,000.00
RATE OF INTEREST                                10.80%
INTEREST
                                                (Signed) M. Rutman
                                                Signature of Signatory

SANTIAGO, JANUARY 28, 1999                      PABLO PORTALES DONOSO
                                                Asst. Manager Commercial Banking

                                                (Signature illegible)
                                                ---------------------
                                                         NOTARY
                                            (Stamped Seal: Jaime Morande Orrego)
                                            I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                        RENEWAL NOTE FOR PROMISSORY NOTE
                                     Headquarters Morande 226, Santiago Office
                                     (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859282 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on AUGUST 1, 1997 for the amount of USD 40,000.00 and signed before Notary with the date AUGUST 1, 1997 by TEPUAL S.A.

(handwritten) Max Rutman Subotnick                   (signed) M. Rutman
                                                     SIGNATURE OF SIGNATORY
                                                     for TEPUAL S.A.

SANTIAGO, 30 OCTOBER 1997

Promissory note for credit operation No.             20859282       7,335,3944-2
re-subscribed                                        JANUARY 28, 1998
for the amount of                                    USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$40,000.00
RATE OF INTEREST                                     11.40%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
                                                     for TEPUAL S.A.

SANTIAGO, OCTOBER 30, 1997
                                                     (Signature illegible)
                                                     ---------------------
                                                              NOTARY
                                          (Stamped Seal: Jaime Morande Orrego)
                                          I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                         RENEWAL NOTE FOR PROMISSORY NOTE
                                      Headquarters Morande 226, Santiago Office
                                      (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859947 contained on the Promissory Note folio Series J No. 023360 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on NOVEMBER 25, 199 for the amount of USD 265,000.00 and signed before Notary with the date NOVEMBER 25, 1998 by TEPUAL S.A.

(handwritten) Max Rutman Subotnick                   (signed) M. Rutman
                                                     SIGNATURE OF SIGNATORY
                                                     for TEPUAL S.A.

SANTIAGO, 25 JANUARY 1999                            (handwritten) 4,335,394-2

Promissory note for credit operation No.             20859947
re-subscribed                                        MARCH 25, 1999
for the amount of                                    USD 149,194.30
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              USS 149,194.30
RATE OF INTEREST                                     10.45%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
                                                     for TEPUAL S.A.

SANTIAGO, JANUARY 25, 1999

                                                     (Signature illegible)
                                                     ---------------------
                                                              NOTARY
                                            (Stamped Seal: Jaime Morande Orrego)
                                            I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                      RENEWAL NOTE FOR PROMISSORY NOTE
                                   Headquarters Morande 226, Santiago Office
                                   (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859255 contained on the Promissory Note folio Series J No. 026904 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 15, 1997 by TEPUAL S.A.

(handwritten) Max Rutman Subotnick                   (signed) M. Rutman
RUT 4,335,394-2                                      SIGNATURE OF SIGNATORY
                                                     for TEPUAL S.A.

SANTIAGO, 07 DECEMBER 1998

Promissory note for credit operation No.             20859225
re-subscribed                                        MARCH 7, 1999
for the amount of                                    USD 260,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$260,000.00
RATE OF INTEREST                                     10.45%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
                                                     for TEPUAL S.A.

SANTIAGO, FEBRUARY 22, 1999
                                                     __________________
                                                              NOTARY
                           (Stamped text illegible)

B A N C O
Sud Americano                       RENEWAL NOTE FOR PROMISSORY NOTE
                                    Headquarters Morande 226, Santiago Office

It is hereby attested that the Promissory note for the credit operation No. 20859255 contained on the Promissory Note folio Series J No. 026904 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 15, 1997 by TEPUAL S.A.

                        (Stamped: JORGE BULNES ROSALES, Asst. Mgr. Comm. Accts)

                                                     (signed) M. Rutman
                                                     SIGNATURE OF SIGNATORY

SANTIAGO, 11 APRIL 1998

Promissory note for credit operation No.             20859255
re-subscribed                                        MAY 11, 1998
for the amount of                                    USD 260,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$260,000.00
RATE OF INTEREST                                     10.80%
INTEREST
                                               (Stamped: JORGE BULNES ROSALES,
                                               Asst. Mgr. Commercial Accts)

                                                     (Signed) M. Rutman
                                                     Signature of Signatory
SANTIAGO,         APRIL 11, 1998
                                                     (Signature illegible)
                                                     ---------------------
                                                              NOTARY
                                            (Stamped Seal: Jaime Morande Orrego)
                                            I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                    RENEWAL NOTE FOR PROMISSORY NOTE
                                 Headquarters Morande 226, Santiago Office
                                 (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859255 contained on the Promissory Note folio Series J No. 026904 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 15, 1997 by TEPUAL S.A.

                                               (signed) M. Rutman
                                               SIGNATURE OF SIGNATORY
                                               for TEPUAL S.A.
                                               (stamped) Marcela Eyheramendy J.
                                               Assistant Mgr. Commercial Banking
SANTIAGO, 08 SEPTEMBER 1998

Promissory note for credit operation No.       20859255
re-subscribed                                  DECEMBER 7, 1998
for the amount of                              USD 260,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                        US$260,000.00
RATE OF INTEREST                               11.66%
INTEREST
                                               (Signed) M. Rutman
                                               Signature of Signatory
                                               for TEPUAL S.A.

                                               (stamped) Marcela Eyheramendy J.
                                               Assistant Mgr. Commercial Banking
SANTIAGO, SEPTEMBER 8, 1998
                                               (Signature illegible)
                                               ---------------------
                                                      NOTARY
                                            (Stamped Seal: Jaime Morande Orrego)
                                            I hereby authorize signatures placed
                                          on this document on its date of issue.

B A N C O
Sud Americano                       RENEWAL NOTE FOR PROMISSORY NOTE
                                    Headquarters Morande 226, Santiago Office

It is hereby attested that the Promissory note for the credit operation No. 20859255 contained on the Promissory Note folio Series J No. 026904 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 15, 1997 by TEPUAL S.A.

                                                    (Signature illegible)
                                                    SIGNATURE OF SIGNATORY
                                                    for TEPUAL S.A.
SANTIAGO, 10 JUNE 1998
                                           (stamped) Marcela Eyheramendy J.
                                           Assistant Mgr. Commercial Banking

Promissory note for credit operation No.            20859255
re-subscribed                                        SEPTEMBER 8, 1998
for the amount of                                    USD 40,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$260,000.00
RATE OF INTEREST                                     10.80%
INTEREST
                                                     (Signature illegible)
                                                     Signature of Signatory
                                                     for TEPUAL S.A.
SANTIAGO, JUNE 10, 1998
                                             (stamped) Marcela Eyheramendy J.
                                             Assistant Mgr. Commercial Banking
SANTIAGO, SEPTEMBER 8, 1998
                                                     (Signature illegible)
                                                     ---------------------
                                                            NOTARY
                                    (Stamped Seal: Jaime Morande Orrego)
                                   I hereby authorize signatures placed on this
                                   document on its date of issue.
                                                     (Signature illegible)
                                                     ---------------------
                                                            NOTARY
                                    (Stamped Seal: Jaime Morande Orrego)
                                   I hereby authorize signatures placed on this document on its date of issue.

B A N C O
Sud Americano                      RENEWAL NOTE FOR PROMISSORY NOTE
                                   Headquarters Morande 226, Santiago Office


It is hereby attested that the Promissory note for the credit operation No. 20859255 contained on the Promissory Note folio Series J No. 026904 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 15, 1997 by TEPUAL S.A.

                                               (Signature illegible)
                                               SIGNATURE OF SIGNATORY
                                               for TEPUAL S.A.
SANTIAGO, 11 MAY 1998
                  (stamped) Marcela Eyheramendy J.
                                               Assistant Mgr. Commercial Banking
SANTIAGO, SEPTEMBER 8, 1998
                                               (Signature illegible)
                                               ---------------------
                                                        NOTARY
                                               (stamped) Marcela Eyheramendy
                                               Assistant Mgr. Commercial Banking

Promissory note for credit operation No.       20859255
re-subscribed                                  JUNE 10, 1998
for the amount of                              USD 260,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                        US$260,000.00
RATE OF INTEREST                               11.00%
INTEREST
                                               (Signature illegible)
                                               Signature of Signatory

                                               (stamped) Marcela Eyheramendy
                                               Assistant Mgr. Commercial Banking
SANTIAGO, MAY 11, 1998
                                               (Signature illegible)
                                               ---------------------
                                                        NOTARY
                                      (Stamped Seal: Jaime Morande Orrego)
                                    I hereby authorize signatures placed on this document on its date of issue.

B A N C O
Sud Americano                       RENEWAL NOTE FOR PROMISSORY NOTE
Your friendly bank                  Headquarters Morande 226, Santiago Office

It is hereby attested that the Promissory note for the credit operation No. 2085 9255 contained on the Promissory Note folio Series J No. 026905 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 15, 1997 by TEPUAL S.A.

                                               (signature illegible)
                                               SIGNATURE OF SIGNATORY

                                               JORGE BULNES ROSALES
SANTIAGO, 12 MARCH 1998                        Asst. Manager Commercial Banking

Promissory note for credit operation No.       2085 9255
re-subscribed                                  APRIL 11, 1998
for the amount of                              USD 260,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                        US$260,000.00
RATE OF INTEREST                               10.80%
INTEREST
                                               (Signature illegible)
                                               Signature of Signatory

                                               JORGE BULNES ROSALES
SANTIAGO, 12 MARCH 1998                        Asst. Manager Commercial Banking

                                               (Signature illegible)
                                               ---------------------
                                                        NOTARY
                                     (Stamped Seal: Jaime Morande Orrego)
                                    I hereby authorize signatures placed on this document on its date of issue.

B A N C O
Sud Americano                    RENEWAL NOTE FOR PROMISSORY NOTE
Your friendly bank               Headquarters Morande 226, Santiago Office

It is hereby attested that the Promissory note for the credit operation No. 20859255 contained on the Promissory Note folio Series J No. 026904 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 15, 1997 by TEPUAL S.A.

                                              (Signed) M Rutman
                                              SIGNATURE OF SIGNATORY

SANTIAGO, 10 FEBRUARY 1998                    JORGE BULNES ROSALES
                                            Asst. Manager Commercial Banking


Promissory note for credit operation No.      20859255
re-subscribed                                 MARCH 12, 1998
for the amount of                             USD 260,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                       US$260,000.00
RATE OF INTEREST                              10.80%
INTEREST
                                              (Signed) M. Rutman
                                              Signature of Signatory

                                              JORGE BULNES ROSALES
                                            Asst. Manager Commercial Banking
SANTIAGO, FEBRUARY 10, 1999

                                              (Signature illegible)
                                                       NOTARY
                                    (Stamped Seal: Jaime Morande Orrego)
                                   I hereby authorize signatures placed on this document on its date of issue.

B A N C O
Sud Americano                    RENEWAL NOTE FOR PROMISSORY NOTE
Your friendly bank               Headquarters Morande 226, Santiago Office
                                 (Stamped seal - illegible)

It is hereby attested that the Promissory note for the credit operation No. 20859255 contained on the Promissory Note folio Series J No. 026904 to which this sheet is attached, was issued to the order of the BANCO SUDAMERICANO on JULY 15, 1997 for the amount of USD 260,000.00 and signed before Notary with the date JULY 17, 1997 by TEPUAL S.A.

(handwritten) Max Rutman Subotnick                   (signed) M. Rutman
                                                     SIGNATURE OF SIGNATORY

SANTIAGO, 13 OCTOBER 1997

Promissory note for credit operation No.             20859255
re-subscribed                                        JANUARY 11, 1998
for the amount of                                    USD 260,000.00
the remaining service of the debt
shall be made as follows: xx

CAPITAL                                              US$260,000.00
RATE OF INTEREST                                     11.40%
INTEREST
                                                     (Signed) M. Rutman
                                                     Signature of Signatory
SANTIAGO, OCTOBER 13, 1997

                                                     (Signature illegible)
                                                     ---------------------
                                                              NOTARY
                                   (Stamped Seal: Jaime Morande Orrego)
                                  I hereby authorize signatures placed on this document on its date of issue.


BANCOSORNO
Banco Osorno y La Union
                                                           PROMISSORY NOTE
                                         (in Development Fund Monthly Payments, Fixed Rate)
                                                     (Matured Interest Payable)

                                                                                                                   No. _______
                                                                                                               Dev. Fund 13,450.0000
I (We) owe and will pay jointly and unconditionally, to the order of Banco Osorno y La Union, in its office at 140
Banderas, City of Santiago, the sum of legal tender equivalent to THIRTEEN THOUSAND FOUR HUNDRED FIFTY
Development Units (U.F. 13,450.00000) for capital, which I (we) have received in loan to my (our) entire satisfaction, plus the sum in currency ordinary circulation in Chile equivalent to (Development Units .................................... for the
interest which is earned from application to capital owed in the amount of ........... annually, which amount I an (we are)
obliged to pay under the following conditions, which I (we) accept and will meet.

The capital and interests I (we) shall pay in 96 monthly and successive payments for the equivalent of 211.0328
Development Units each, save for the last one for the equivalent of .................. Development Units upon due date of the first on December 26, 1997 and the rest on the 26th day of each of the following calendar months following said date, until the final payment of the obligation.

The payments for capital and interest shall be determined and paid in ordinary Chilean legal tender for the value of the
Development Units on the day for the respective effective payment except if the payment should be made before the date stipulated and on this day, should the value of the Development Unit be higher, then this last value shall be utilized.

Non-working days, extension of payment: Any date for the payment of capital and/or interest which falls on a banking day not worked shall be extended until the immediately following valid banking day, the respective payment to include as well the interest corresponding to the days covering that extension.

Interest in delay : In case of default or simple delay in the payment of all or part of the capital and/or interest, this promis-sory note shall yield for the entire lapse of the default or delay, the maximum conventional interest the law allows to be stipulated for adjustable operations of credits of money in national legal tender in effect during the default, but only if these should be greater than the maximum conventional interest in effect on this date.  Otherwise, this last rate shall be applied.

Acceleration because of default: In case of default or simple delay in the payment of all or part of the payments lasting more than ten calendar days, the creditor has the power of making the total amount due demandable, which in this case shall be considered an expired period for all legal effects.

Advance payment.  The creditor may call in this promissory note in advance, which in that event shall be considered as an expired period for all conventional and legal effect, if the signatory should cease payment of any other obligation contracted, whether in favor of the Bank or in favor of any other creditor, or should the declaration of bankruptcy of the signatory  be petitioned, or if the signatory should formulate proposals of extrajudicial or judicial agreement.

Ordinary account.  The Banco Osorno y La Union , in its capacity as creditor of this obligation, is irrevocably empowered upon its expiration, to draw upon  the ordinary bank accounts which the debtor may maintain in said bank, the amounts of capital and interest to which this document refers.

Indivisibility.  All the obligations derived from this promissory note are considered indivisible for the signatory, his heirs and/or successors, for all legal effects, and especially those included in articles 1526 No. 4 and 1528 of the Civil Code.

Protest: Without obligation of protest.  I (We) hold the creditor free and clear of the obligation of protest, but if he should choose to carry out said proceeding, he may do so, at his free choice, in bank or notarial form or by a suitable public servant.  In any case, in the event of protest I (we) are obliged to pay the resulting expenses and taxes.

Taxes, Fees and Expenses: Any tax, fee, expense and increase in the costs which may arise out of this Promissory
Note, its modifications, extension, payment or other circumstances relative to or produced by the same, shall be for the signatory's (signatories') exclusive expense.

Warranties.  The Banco Osorno y La Union, and whoever may represent their rights, is from this point on authorized to modify, substitute, raise or renounce, totally or partially, the guarantees which presently may be constituted or which in the future should be constituted in order to safeguard the obligations to which this promissory note refers, none of which are to be understood as transferred to whosoever may acquire this promissory note unless Banco Osorno y La Union so expressly states.

Page 2


Domicile and Competence.  For all the legal effects derived from this promissory note, the debtor or signatory constitutes special domicile in the community indicated in the heading of this promissory note and submits to the competence of its
Ordinary Tribunals of Justice, and said domicile also shall be the operative location for procedures of protest in case it is practiced.

The tax for Stamps and Documentary stamps placed on this document shall be paid by monthly amounts of money to the
Treasury according to Decree Law 3475 Article 15. No. 2.

         SANTIAGO                   DECEMBER 27, 1996

(Signed) M. RUTMAN                                   (Illegible)
SIGNATURE OF SIGNATORY OR DEBTOR                     SIGNATURE OF SIGNATORY OR DEBTOR

Full Name (Business Name) of debtor (1)                       TEPUAL SOCIEDAD ANONIMA
Address:                                             GENERAL EKDHAL 159
City                       SANTIAGO                  District          RECOLETA
                           RUT (Tax No)              4,335,394-2 NATIONAL

(Debtor (2)    N/A


SURETY

Whereas the signatories are constituted as surety (guarantors) of the present promissory note and as bondsmen and co-
debtors jointly and severally of the obligations therein consigned, to the order of the Banco Osorno y La Union, or of whoever may represent their rights for each and every one of the obligations indicated above, for all time which may pass until the final and complete payment of this document, and he expressly states that:

         He accepts from henceforth the time periods and extensions of time periods, renewals and modifications of the rate of interest which may be agreed upon between debtor and creditor, the joint obligation remaining in existence regardless of any arrangement or agreement concerning the mode and form of paying the obligation;

         He holds Banco Osorno y La Union free and clear of the obligation of protest of this document;

         His responsibility and that of his heirs and/or successors shall be indivisible in nature for all legal effects, and in particular for those stipulated in Articles 1526 No. 4 and 1528 of the Civil Code.

         The Banco Osorno y La Union, and whoever may represent its rights is henceforth authorized to modify, substitute, raise or renounce, wholly or in part, the warranties which are now constituted or which may be constituted in the future, in order to protect the obligations to which this present promissory note refer, none of which are understood as transferred to whoever may acquire this promissory note unless the Bank expressly so states; and

         For all legal effects of this surety, each surety (guarantor) constitutes special domicile in the location indicated on the heading of this promissory note and submits to the jurisdiction of its Ordinary Courts of Justice.